UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant 
Check the appropriate box:
❒	Preliminary Proxy Statement
❒	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
❒	Definitive Additional Materials
❒	Soliciting Material Pursuant to §240.14a-12

RISKMETRICS GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
❒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies: ________________________________________________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies: _________________________________________________________________________________________________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction: _________________________________________________________________________________________________________

	(5)	Total fee paid: _________________________________________________________________________________________________________
❒	Fee paid previously with preliminary materials.
❒

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: ________________________________________________________________________________________________________
	(2)	Form, Schedule or Registration Statement No.: ________________________________________________________________________________________________________
	(3)	Filing Party: ________________________________________________________________________________________________________
	(4)	Date Filed: ________________________________________________________________________________________________________

riskmetrics.com

One Chase Manhattan Plaza, 44th Floor
New York, New York 10005

Amendment to Proxy Statement for Annual Meeting of Shareholders

RiskMetrics Group, Inc. hereby amends its Proxy Statement dated April 29, 2009 in connection with its Annual Meeting of Shareholders to be held on June 16, 2009, by filing a revised proxy card to correct an error in the ordering of the items on the proxy card that was originally filed.

1

                                                            Electronic Voting Instructions
                                                            You can vote by Internet or telephone!
                                                            Available 24 hours a day, 7 days a week!
                                                            Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
                                                            VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
                                                            Proxies submitted by the Internet or telephone must be received by
                                                            11:59 p.m., Eastern Time, on June 15, 2009.
                                                            Vote by Internet
                                                            • Log on to the Internet and go to
                                                              www.envisionreports.com/RMG
                                                            • Follow the steps outlined on the secured website.
                                                                Vote by telephone
                                                            • Call toll free 1-800-652-VOTE (8683) within the United
                                                            States, Canada & Puerto Rico any time on a touch tone
                                                            telephone. There is NO CHARGE to you for the call.
                                                            • Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.      ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 A and B.

1. Election of Directors

01 - Ethan Berman           For    Against    Abstain
                         [  ]          [  ]       [  ]

02 - Lovida Coleman, Jr.         For    Against    Abstain
                         [  ]          [  ]       [  ]

03 - Philip Duff                 For    Against    Abstain
                         [  ]          [  ]       [  ]

04 - Stephanie Hanbury-Brown     For    Against    Abstain
                         [  ]          [  ]       [  ]

05 - Rene Kern                  For    Against    Abstain
                         [  ]          [  ]       [  ]

06 - Christopher Mitchell        For    Against    Abstain
                         [  ]          [  ]       [  ]

07 - Frank Noonan           For    Against    Abstain
                         [  ]          [  ]       [  ]

08 - Lynn Sharp Paine         For    Against    Abstain
                         [  ]          [  ]       [  ]

09 - Thomas Renyi           For    Against    Abstain
                         [  ]          [  ]       [  ]

10 - Stephen Thieke             For    Against    Abstain
                         [  ]          [  ]       [  ]

11 - Robert Trudeau             For    Against    Abstain
                         [  ]          [  ]       [  ]

2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2009.    For    Against    Abstain
                                                                                      [  ]            [  ]              [  ]

3. To ratify and approve the amendments to the Company’s 2007 Omnibus Incentive Compensation Plan.                        For    Against    Abstain
                                                                                      [  ]            [  ]              [  ]

4. To consider and approve the following two advisory (non-binding) proposals:

A.
RESOLVED that the shareholders approve the Company’s overall executive compensation philosophy, policies and procedures, as described in the Compensation Discussion and Analysis (Sections I and II)) in the Proxy Statement.

                                                                                       For      Against     Abstain
                                                                                        [  ]          [  ]              [  ]

B.
RESOLVED that the shareholders approve the compensation decisions made by the Board with regard to NEO performance for 2008, as described in the Compensation Discussion and Analysis (Sections III and IV) in the Proxy Statement.

                                                                                       For      Against     Abstain
                                                                                        [  ]          [  ]              [  ]

5. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – RiskMetrics Group, Inc.

Notice of 2009 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 16, 2009

Ethan Berman and Steven Friedman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of RiskMetrics Group, Inc. to be held on June 16, 2009 at One Chase Manhattan Plaza, 60th Floor, New York, New York 10005 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, 3, 4 A and B.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

B Non-Voting Items

Change of Address — Please print your new address below.

_____________________________________________________

_____________________________________________________

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.        Signature 1 - Please keep signature within the box.        Signature 2 - Please keep signature within the box.

___________________________________        ______________________________________        ______________________________________

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.